UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2019

Recycling Asset Holdings, Inc.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, Louisville, Kentucky	40213

(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:  (502) 366-3452

Industrial Services of America, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, $0.0033 par value	IDSA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

Effective as of December 30, 2019 (the “Effective Date”), Recycling Asset Holdings, Inc. f/k/a Industrial Services of America, Inc. (the “Company”) filed its Articles of Dissolution (the “Articles”) on December 27, 2019 with the Secretary of State of the State of Florida. The Articles were filed pursuant to the Plan of Dissolution (the “Plan of Dissolution”) approved by the shareholders of the Company at the annual meeting of the shareholders held on November 20, 2019. As of the Effective Date, the Company is dissolved, and the Company may not carry on any business except that appropriate to wind up and liquidate its business and affairs. As described below in Item 8.01, the Company will close its transfer books for all of the Company’s outstanding common voting stock, par value $0.0033 per share, on the Final Record Date (as defined herein). For more information, see Item 8.01 below.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth above under Item 3.03 with respect to the filing of the Articles of Dissolution is incorporated herein by reference.

Item 8.01	Other Events.

Liquidating Distribution

On December 30, 2019, pursuant to the Plan of Dissolution, the board of directors of the Company approved an initial liquidating distribution of $1.02 per share (the “Initial Liquidating Distribution”) to the Company’s shareholders of record as of January 13, 2020 (the “Final Record Date”). The Company expects to pay the Initial Liquidating Distribution in cash on or about January 14, 2020. In connection with the payment of the Initial Liquidating Distribution, shareholders will be required to surrender certificates, if any, representing their shares of common stock in order to receive distributions.

The Company may make one or more additional liquidating distributions (“Additional Liquidating Distributions”) of its remaining assets to its shareholders based on cash available, after reflecting any reserve for future contingent liabilities, operating costs and any other uses of cash. The Company intends to communicate amounts of Additional Liquidating Distributions, if any, to shareholders as more information related to future contingencies, operating costs and other uses of cash becomes available.

On December 30, 2019, the Company issued a press release announcing the Initial Liquidating Distribution in connection with the Plan of Dissolution. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Closing of Stock Transfer Books

The Company will close its transfer books on the Final Record Date. After the Final Record Date, the Company will not record any further transfers of its common stock, except pursuant to the provisions of a deceased shareholder’s will, intestate succession or operation of law and the Company will not issue any new stock certificates, other than replacement certificates.

Forward-Looking Statements

The statements in this Form 8-K that are not historical, including without limitation statements regarding the Company’s expectations, prospects, strategic plans and statements regarding the Plan of Dissolution or any other future events, constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact should be considered "forward-looking statements" for these purposes. In some cases, forward-looking statements can be identified by the use of such terminology as "may," "will," "expects," "plans," "anticipates," "intends," "believes," "estimates," "potential," or "continues," or the negative thereof or other similar words. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct.

Examples of forward-looking statements include, but are not limited to, those regarding the Plan of Dissolution, including the timing and amount of the Initial Liquidating Distribution and Additional Liquidating Distributions. Forward-looking statements are subject to inherent risks and uncertainties, and actual results and developments may be materially different from those expressed or implied by the forward-looking statements. Important factors, some of which are outside the Company’s control, that could cause actual results to differ from those expressed or implied by the forward-looking statements and affect the Company’s ability to make the Initial Liquidating Distribution and Additional Liquidating Distributions include the amount the Company will be required to pay to satisfy unknown or contingent liabilities in the future; the cost of operating the business through the final liquidation; general business and economic conditions; the possibility that the other anticipated benefits from the sale of the business or the Plan of Dissolution will not be realized; and other risks as set forth in the Company’s filings from time to time with the SEC.

Further information on risks the Company faces is contained in its filings with the SEC, including its Form 10-K for the fiscal year ended December 31, 2018, and the definitive proxy statement on Schedule 14A filed on October 21, 2019. Any forward-looking statement made by the Company speaks only as of the date on which it is made. Factors or events that could cause its actual results to differ may emerge from time to time, and it is not possible to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Dissolution, as filed by Recycling Asset Holdings, Inc. with the Secretary of State of the State of Florida, effective December 30, 2019.
99.1	Press Release, dated as of December 30, 2019, issued by Recycling Asset Holdings, Inc. f/k/a Industrial Services of America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Recycling Asset Holdings, Inc.

Date:	January 3, 2020	By:	/s/ Todd L. Phillips
Todd L. Phillips

President, Chief Executive Officer and Chief Financial Officer

Exhibit Number	Description

3.1	Articles of Dissolution, as filed by Recycling Asset Holdings, Inc. with the Secretary of State of the State of Florida, effective December 30, 2019.
99.1	Press Release, dated as of December 30, 2019, issued by Recycling Asset Holdings, Inc. f/k/a Industrial Services of America, Inc.